Exhibit 99.1

Ouster Reports Record Performance for Third Quarter 2024

Record revenue of $28 million, GAAP gross margin of 38%, and non-GAAP gross margin of 45%

SAN FRANCISCO, CA – Ouster, Inc. (NYSE: OUST) (“Ouster” or the “Company”), a leading global provider of high-performance lidar sensors and software solutions for the automotive, industrial, robotics, and smart infrastructure industries, announced today financial results for the third quarter ended September 30, 2024.

Third Quarter 2024 Highlights

•	$28 million in revenue, up 26% year over year and 4% sequentially.

•	Shipped over 3,900 sensors for revenue.

•	GAAP gross margin of 38%, compared to 14% in the third quarter of 2023 and 34% in the second quarter of 2024.

•	Non-GAAP gross margin[1] of 45%, compared to 33% in the third quarter of 2023 and 40% in the second quarter of 2024.

•	Net loss of $26 million, compared to $35 million in the third quarter of 2023 and $24 million in the second quarter of 2024.

•	Adjusted EBITDA[1] loss of $10 million, compared to $18 million in the third quarter of 2023 and $11 million in the second quarter of 2024.

•	Repaid all outstanding balances under revolving credit line utilizing cash on hand.

•	Cash, cash equivalents, restricted cash, and short-term investments balance of $154 million as of September 30, 2024.

“I’m proud of our third quarter results, which set new record levels of revenue, gross margin, and adjusted EBITDA. Our customers continue to adopt our REV7 sensors to harness enhanced range, accuracy, and precision. More customers are moving into production, with robotics and smart infrastructure deals representing the largest wins during the quarter,” said Ouster CEO Angus Pacala. “The third quarter also reflected our focus on growing our software installed base. We achieved our highest level of software-attached sales to date, helping to enhance the efficiency and security of yard logistics and increase road safety around the world.”

Revenue in the third quarter was primarily driven by customers in the robotics and smart infrastructure verticals for use cases in perimeter security, mapping, and last mile delivery. GAAP gross margin improved by over 2400 basis points year over year and benefited from higher revenues, favorable product mix, and fewer costs related to inventory charges and purchase commitments. Non-GAAP gross margin increased to 45% compared to 33% in the third quarter of 2023. Non-GAAP gross margin excludes the impact of stock-based compensation expenses and certain other expenses outside of ordinary operations. During the quarter, Ouster repaid all outstanding balances on its revolving credit line utilizing cash on hand.

[1]

Adjusted EBITDA loss and non-GAAP gross margin are non-GAAP financial measures. See Non-GAAP Financial Measures for additional information and reconciliations of these measures to their respective most directly comparable financial measures calculated in accordance with U.S. GAAP.

2024 Business Objective Updates

1.	Expand software solutions and grow the installed base

2.	Advance the development of digital lidar hardware

3.	Progress on the long-term financial framework

Expand software solutions and grow the installed base: In the third quarter, Ouster BlueCity achieved NEMA TS2 certification, the industry standard for safe traffic control, making it the first certified solution with Buy America(n) certified lidar. During the quarter, Ouster also integrated Ouster Gemini, its digital lidar perception platform, with Genetec Security Center, enabling customers to fuse lidar and video surveillance into a single interface for seamless security operations.

Advance the development of digital lidar hardware: During the third quarter, Ouster turned on its first “L4” powered OS sensor prototypes, which generated rich point clouds, achieving a major milestone in its next generation hardware. Development on the Company’s next generation “Chronos” chip remains on track. Both L4 and Chronos are expected to unlock new verticals while significantly enhancing the performance, reliability, and manufacturability of the Ouster product family.

Progress on the long-term financial framework: Ouster reached its target of 35-40% gross margin in the third quarter. The Company continues to execute on its path to profitability, and remains committed to deliver on its long-term framework of 30-50% annual revenue growth, keeping gross margin at 35-40%, and maintaining operating expenses at or below third quarter 2023 levels.

Fourth Quarter 2024 Outlook

For the fourth quarter of 2024, Ouster expects to achieve $29 million to $31 million in revenue.

Upcoming Investor Events

Ouster management will participate in the following upcoming investor events:

•	Craig-Hallum Alpha Select Conference - New York City, November 19th, 2024

•	ROTH Technology Conference - New York City, November 20th, 2024

•	Wolfe Research Small and Mid-Cap Conference - Virtual, December 5th, 2024

•	Northland Growth Conference 2024 - Virtual, December 12th, 2024

Conference Call Information

Ouster will host a conference call and live webcast for analysts and investors at 5:00 p.m. ET today, November 7, 2024 to discuss its financial results and business outlook. To access the call, please register at https://registrations.events/direct/Q4I934287818.

Upon registering, each participant will be provided with call details and a registrant ID. The webcast and related presentation materials will be accessible for at least 30 days on Ouster’s investor relations website at https://investors.ouster.com. A telephone replay of the call will be available 2 hours after the call ends, and can be accessed via phone through November 14, 2024 by dialing (800) 770-2030 from the U.S. or +1 (609) 800-9909 from outside the U.S. The conference I.D. number is 93428.

About Ouster

Ouster (NYSE: OUST) is a leading global provider of high-resolution scanning and solid-state lidar sensors and software solutions for the automotive, industrial, robotics, and smart infrastructure industries. Ouster is on a mission to build a safer and more sustainable future by offering affordable, high-performance sensors that drive mass adoption across a wide variety of applications. Ouster is headquartered in San Francisco, CA with offices in the Americas, Europe, and Asia-Pacific. For more information about our products, visit www.ouster.com, contact our sales team, or connect with us on X or LinkedIn.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current plans, estimates and expectations of management that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements. The inclusion of forward-looking statements should not be regarded as a representation that such plans, estimates and expectations will be achieved. Words such as “anticipate,” “expect,” “project,” “intend,” “believe,” “may,” “will,” “should,” “plan,” “could,” “continue,” “target,” “contemplate,” “estimate,” “forecast,” “guidance,” “predict,” “possible,” “potential,” “pursue,” “likely,” and the negative of these terms and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. All statements, other than statements of historical fact, including statements regarding Ouster’s revenue guidance for the fourth quarter of 2024; anticipated new product launches and developments; Ouster’s future results of operations and financial position; the anticipated timing and development of Ouster’s next generation hardware and software solutions; the execution against the Company’s product roadmap and demand for products; the Company’s path to profitability and long-term financial framework; industry and business trends; Ouster’s business objectives, plans, strategic partnerships, and market growth; Ouster’s competitive market position; and Ouster’s participation in upcoming events and presentations, all constitute forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, but not limited to, risks related to Ouster’s limited operating history and history of losses; fluctuations in its operating results; the substantial research and development costs needed to develop and commercialize new products; its ability to maintain competitive average selling prices, high sales volumes and reduce product costs; competition in Ouster’s industry; the negotiating power and product standards of its customers; the adoption of its products and the growth of the lidar market generally; product quality and liability risks; Ouster’s future capital needs and ability to secure additional capital on favorable terms or at all; its ability to manage growth, including growing the sales and marketing organization; risks related to international operations, including international manufacturing; cancellation or postponement of contracts or unsuccessful implementations; the Company’s ability to manage its inventory; credit risk of customers; Ouster’s ability to use tax attributes; Ouster’s dependence on key third party suppliers, in particular Benchmark Electronics, Inc., Fabrinet, and other suppliers; supply chain constraints and challenges; conditions in the industries the Company targets or the global economy; the ability of its lidar technology roadmap and new software solutions to catalyze growth; Ouster’s ability to recruit and retain key personnel; its ability to successfully integrate its business with Velodyne and achieve the anticipated benefits of the Velodyne merger; Ouster’s ability to adequately protect and enforce its intellectual property rights, including as it relates to Hesai Group; legal and regulatory risks; risks related to operating as a public company; and other important factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as may be further updated from time to time in the Company’s other filings with the SEC. Readers are urged to consider these factors carefully and in the totality of the circumstances when evaluating these forward-looking statements, and not to place undue reliance on any of them. Any such forward-looking statements represent management’s reasonable estimates and beliefs as of the date of this press release. While Ouster may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, other than as may be required by law, even if subsequent events cause its views to change.

In addition, see information below concerning non-GAAP financial measures.

Non-GAAP Financial Measures

In addition to its results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), Ouster believes the non-GAAP measures of Non-GAAP Gross Margin and Adjusted EBITDA are useful in evaluating its operating performance. Ouster calculates Non-GAAP Gross Profit as gross profit (loss) excluding amortization of acquired intangibles, certain excess and obsolete expenses and losses on firm purchase commitments, and stock-based compensation expense. Non-GAAP Gross Margin is calculated as Non-GAAP Gross Profit divided by revenues. Ouster calculates Adjusted EBITDA as net loss excluding interest expense (income), net, other expense (income), net, stock-based compensation expense, provision for income tax expense, goodwill impairment charges, restructuring costs excluding stock-based compensation expense, certain excess and obsolete expenses and loss on firm purchase commitments, amortization of acquired intangibles, depreciation expense, certain litigation and litigation related expenses, merger and acquisition related expenses. Ouster believes that Non-GAAP Gross Profit, Non-GAAP Gross Margin, and Adjusted EBITDA may be helpful to investors because it provides consistency and comparability with past financial performance and may be helpful in comparison with other companies, some of which use similar non-GAAP information to supplement their GAAP results. Adjusted EBITDA is also used by the Board and management as a performance metric for compensation purposes. The non-GAAP financial information is presented for supplemental informational purposes only, and should not be considered a substitute for financial information presented in accordance with GAAP, and may be different from similarly titled non-GAAP measures used by other companies. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures are included at the end of this press release.

Contacts

For Investors

investors@ouster.io

For Media

press@ouster.io

OUSTER, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands)

	September 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$44,388	$50,991
Restricted cash, current	439	552
Short-term investments	107,045	139,158
Accounts receivable, net	18,412	14,577
Inventory	18,625	23,232
Prepaid expenses and other current assets	11,252	34,647

Total current assets	200,161	263,157
Property and equipment, net	8,836	10,228
Operating lease, right-of-use assets	15,607	18,561
Unbilled receivable, non-current portion	7,214	10,567
Intangible assets, net	19,172	24,436
Restricted cash, non-current	1,892	1,091
Other non-current assets	2,344	2,703

Total assets	$255,226	$330,743

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$5,862	$3,545
Accrued and other current liabilities	28,907	58,166
Contract liabilities, current	22,121	12,885
Operating lease liability, current portion	7,244	7,096

Total current liabilities	64,134	81,692
Operating lease liability, non-current portion	14,693	18,827
Debt	—	43,975
Contract liabilities, non-current portion	3,356	4,967
Other non-current liabilities	1,294	1,610

Total liabilities	83,477	151,071

Commitments and contingencies
Stockholders’ equity:
Common stock	47	42
Additional paid-in capital	1,061,180	995,464
Accumulated deficit	(889,334)	(816,026)
Accumulated other comprehensive (loss) income	(144)	192

Total stockholders’ equity	171,749	179,672

Total liabilities and stockholders’ equity	$255,226	$330,743

OUSTER, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(unaudited)

(in thousands, except share and per share data)

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2024	2023	2024	2024	2023
Revenue	$28,075	$22,209	$26,990	$81,009	$58,835
Cost of revenue	17,321	19,116	17,892	53,732	55,932

Gross profit	10,754	3,093	9,098	27,277	2,903
Operating expenses:
Research and development	15,127	16,678	14,432	43,365	75,584
Sales and marketing	7,197	7,887	6,750	20,807	33,086
General and administrative	15,938	14,270	13,166	41,684	63,437
Goodwill impairment charges	—	—	—	—	166,675

Total operating expenses	38,262	38,835	34,348	105,856	338,782

Loss from operations	(27,508)	(35,742)	(25,250)	(78,579)	(335,879)
Other income (expense):
Interest income	2,149	2,495	2,251	7,051	6,459
Interest expense	(342)	(1,825)	(740)	(1,823)	(5,222)
Other income (expense), net	74	(13)	(7)	260	(124)

Total other income, net	1,881	657	1,504	5,488	1,113

Loss before income taxes	(25,627)	(35,085)	(23,746)	(73,091)	(334,766)
Provision for income tax expense (benefit)	(37)	17	123	217	349

Net loss	$(25,590)	$(35,102)	$(23,869)	$(73,308)	$(335,115)

Other comprehensive income (loss)
Changes in unrealized gain (loss) on available for sale securities	$298	$63	$(45)	$(206)	$40
Foreign currency translation adjustments	335	(213)	(293)	(130)	(271)

Total comprehensive loss	$(24,957)	$(35,252)	$(24,207)	$(73,644)	$(335,346)

Net loss per common share, basic and diluted	$(0.54)	$(0.89)	$(0.53)	$(1.62)	$(9.39)

Weighted-average shares used to compute basic and diluted net loss per share	47,684,363	39,228,118	44,737,769	45,287,763	35,670,408

OUSTER, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Nine Months Ended September 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(73,308)	$(335,115)
Adjustments to reconcile net loss to net cash used in operating activities:
Goodwill impairment charges	—	166,675
Depreciation and amortization	7,843	14,290
Loss on write-off and disposal of property and equipment and right-of-use asset impairment	468	1,175
Gain on lease termination	—	(807)
Stock-based compensation	31,618	46,618
Reduction of revenue related to stock warrant issued to customer	861	288
Amortization of right-of-use asset	3,606	3,268
Interest expense	—	1,112
Amortization of debt issuance costs and debt discount	—	190
Accretion or amortization on short-term investments	(4,239)	(3,303)
Change in fair value of warrant liabilities	(191)	(67)
Inventory write down	756	8,223
Provision (recovery of) for doubtful accounts	(894)	1,015
Realized gain on available for sale securities	(275)	—
Changes in operating assets and liabilities:
Accounts receivable	412	4,498
Inventory	3,851	(4,474)
Prepaid expenses and other assets	22,499	676
Accounts payable	2,338	(4,112)
Accrued and other liabilities	(29,466)	(10,229)
Contract liabilities	7,625	410
Operating lease liability	(4,637)	(4,034)

Net cash used in operating activities	(31,133)	(113,703)

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property and equipment	668	560
Purchases of property and equipment	(2,307)	(2,633)
Purchase of short-term investments	(85,585)	(82,021)
Proceeds from sales of short-term investments	122,082	115,481
Cash and cash equivalents acquired in the Velodyne Merger	—	32,137

Net cash provided by investing activities	34,858	63,524

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from ESPP purchase	781	310
Proceeds from exercise of stock options	170	243
Repayment of borrowings	(43,975)	—
Proceeds from the issuance of common stock under at-the-market offering, net of commissions and fees	33,792	2,936
At-the-market offering costs for the issuance of common stock	(202)	(104)

Net cash (used) provided by financing activities	(9,434)	3,385

Effect of exchange rates on cash and cash equivalents	(206)	(269)

Net decrease in cash, cash equivalents and restricted cash	(5,915)	(47,063)
Cash, cash equivalents and restricted cash at beginning of period	52,634	124,278

Cash, cash equivalents and restricted cash at end of period	$46,719	$77,215

OUSTER, INC.

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(unaudited)

(in thousands)

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2024	2023	2024	2024	2023
GAAP net loss	$(25,590)	$(35,102)	$(23,869)	$(73,308)	$(335,115)
Interest income, net	(1,807)	(670)	(1,511)	(5,228)	(1,237)
Other expense (income), net	(74)	13	7	(260)	124
Stock-based compensation(1)	11,519	8,372	10,695	31,618	46,618
Provision for income tax (benefit) expense	(37)	17	123	217	349
Goodwill impairment charge	—	—	—	—	166,675
Restructuring costs, excluding stock-based compensation expense	—	—	—	—	15,977
Excess and obsolete expenses and loss on firm purchase commitments	—	3,187	—	572	10,567
Amortization of acquired intangibles(2)	1,759	1,759	1,661	5,174	4,972
Depreciation expense(2)	687	1,739	839	2,579	9,131
Litigation expenses(3)	4,221	3,536	1,636	7,153	7,437
Merger and acquisition related expenses(4)	—	—	—	—	6,058
Other items	(513)	(1,256)	(114)	(627)	(1,256)

Adjusted EBITDA	$(9,835)	$(18,405)	$(10,533)	$(32,111)	$(69,699)

(1)	Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2024	2023	2024	2024	2023
Cost of revenue	$1,345	$570	$1,210	$3,468	$1,998
Research and development	5,241	4,056	4,650	14,079	19,765
Sales and marketing	1,308	1,345	1,492	4,200	7,726
General and administrative	3,625	2,401	3,343	9,871	17,129

Total stock-based compensation	$11,519	$8,372	$10,695	$31,618	$46,618

(2)	Includes depreciation and amortization expense as follows:

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2024	2023	2024	2024	2023
Cost of revenue	$971	$1,156	$999	$3,070	$4,678
Research and development	634	740	670	2,016	4,596
Sales and marketing	250	250	249	747	690
General and administrative	591	1,352	582	1,920	4,139

Total depreciation and amortization expense	$2,446	$3,498	$2,500	$7,753	$14,103

(3)	Litigation expenses and litigation-related expenses outside of the Company’s ordinary business operations
(4)	Merger and acquisition related expenses represent transaction costs for the Velodyne Merger which include legal and accounting professional service fees

	Three Months Ended September 30,		Three Months Ended June 30,	Nine Months Ended September 30,
	2024	2023	2024	2024	2023
Gross profit on GAAP basis	$10,754	$3,093	$9,098	$27,277	$2,903
Stock-based compensation	1,345	570	1,210	3,468	1,998
Amortization of acquired intangible assets	467	467	371	1,302	1,127
Excess and obsolete expenses and loss on firm purchase commitments	—	3,187	—	572	10,567

Gross profit on non-GAAP basis	$12,566	$7,317	$10,679	$32,619	$16,595

Gross margin on GAAP basis	38%	14%	34%	34%	5%
Gross margin on non-GAAP basis	45%	33%	40%	40%	28%